Exhibit 99.1

Direct Digital Holdings Reports First Quarter 2022 Financial Results

First Quarter 2022 Revenue Up 100% Year-Over-Year to $11.4 Million

Houston, May 12, 2022 -- Direct Digital Holdings, Inc. (Nasdaq: DRCT) (“Direct Digital”), a leading advertising and marketing technology platform, announced financial results for the first quarter ended March 31, 2022.

Chairman and Chief Executive Officer Mark Walker said, “we are pleased to report record revenue for the first quarter of 2022, which demonstrates the increasing value of Direct Digital’s world-class buy- and sell-side advertising platform for middle-market clients. Our quarterly growth was primarily driven by our sell-side advertising segment, and we are excited about the prospect of maintaining this momentum throughout 2022 by continuing to innovate our programmatic advertising offerings for the middle market segment, enhance our publisher partner engagement and monetization strategies, and further extend our reach into the underserved and underrepresented publisher communities.”

Keith Smith, President, added, “our recent IPO, strategic debt refinance, and successful repurchase of equity from one of Direct Digital’s pre-IPO owners have optimally positioned Direct Digital to achieve its ambitious goals for 2022 and beyond.”

First Quarter 2022 Financial Highlights:

•	Revenue increased to $11.4 million in the first quarter of 2022, an increase of $5.7 million, or 100% over the $5.7 million in the same period of 2021.

▪	Our sell-side advertising segment grew to $5.6 million, or 540% over the $0.9 million in the same period of 2021, and contributed $4.7 million of the increase in overall revenue.

▪	Our buy-side advertising segment grew to $5.8 million, or 21% over the $4.8 million in the same period of 2021, and contributed $1.0 million of the increase in overall revenue.

•	Operating income increased to $0.6 million for the first quarter of 2022 compared to an operating loss of approximately ($26,000) in the same period of 2021.

•	Net loss was $(0.7) million in the first quarter of 2022, compared to $(0.8) million in the same period of 2021.

•	Adjusted EBITDA(1) increased 113% to $1.1 million in the first quarter 2022, compared to $0.5 million in the same period of 2021.

•	Net operating cash used in the first quarter was ($0.9) million compared to a net operating cash of $3.6 million generated in the same period of 2021.

Business Highlights

▪	For the first quarter ended March 31, 2022, we processed approximately 90 billion monthly impressions through our sell-side advertising segment, an increase of 93% growth in the same period of 2021, with over 570 billion bid requests for the quarter.

▪	In addition, our sell-side advertising platforms received over 3 billion bid responses, an increase of over 849% over the same period in 2021, through 69,000 buyers for the quarter.

▪	Our buy-side advertising segment served over 128 customers, an increase of 41% in comparison to the same period of 2021.

Financial Outlook

Our guidance assumes that the U.S. economy continues to recover, and we do not have any major COVID-19-related setbacks or other major shocks that may cause economic conditions to deteriorate or otherwise significantly reduce advertiser demand. We plan to offer annual guidance and update it throughout the year, accordingly, we estimate the following:

•	For fiscal year 2022, we continue to expect revenue to be in the range of $48.0 million to $52.0 million, or 31% year-over-year growth at the mid-point.

“We are happy to report such a strong first quarter, which is a testament to our strategic post-IPO operating plan. We believe we are poised to continue to deliver significant growth, and favorable conditions in the advertising industry will also drive our business as we take advantage of these tailwinds to execute on both our organic and inorganic growth strategies, ultimately providing long-term shareholder value,” commented Mark Walker.

Conference Call and Webcast Details

Direct Digital will host a conference call on Thursday, May 12, 2022 at 5:00 p.m. Eastern Time to discuss the Company’s quarterly results. The live webcast and replay can be accessed at https://ir.directdigitalholdings.com/. Please access the website at least fifteen minutes prior to the call to register, download and install any necessary audio software. For those who cannot access the webcast, a replay will be available at https://ir.directdigitalholdings.com/ for a period of twelve months.

Footnote

(1)“Adjusted EBITDA” is a non-GAAP financial measure. The section titled “Non-GAAP Financial Measures” below describes our usage of non-GAAP financial measures and provides reconciliations between historical GAAP and non-GAAP information contained in this press release.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and which are subject to certain risks, trends and uncertainties. As used below, “we,” “us,” and “our” refer to Direct Digital. We use words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “prospect,” “project” and other similar expressions to identify forward-looking statements, but not all forward-looking statements include these words. All statements contained in this release that do not relate to matters of historical fact should be considered forward-looking statements. All of our forward-looking statements involve estimates and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Our forward-looking statements are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Although we believe that these forward-looking statements are based on reasonable assumptions, many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements, including, but not limited to: our dependence on the overall demand for advertising, which could be influenced by economic downturns; any slow-down or unanticipated development in the market for programmatic advertising campaigns; the effects of health epidemics, such as the ongoing global COVID-19 pandemic; operational and performance issues with our platform, whether real or perceived, including a failure to respond to technological changes or to upgrade our technology systems; any significant inadvertent disclosure or breach of confidential and/or personal information we hold, or of the security of our or our customers’, suppliers’ or other partners’ computer systems; any unavailability or non-performance of the non-proprietary technology, software, products and services that we use; unfavorable publicity and negative public perception about our industry, particularly concerns regarding data privacy and security relating to our industry’s technology and practices, and any perceived failure to comply with laws and industry self-regulation; restrictions on the use of third-party “cookies,” mobile device IDs or other tracking technologies, which could diminish our platform’s effectiveness; any inability to compete in our intensely competitive market; any significant fluctuations caused by our high customer concentration; our limited operating history, which could result in our past results not being indicative of future operating performance; any violation of legal and regulatory requirements or any misconduct by our employees, subcontractors, agents or business partners; any strain on our resources, diversion of our management’s attention or impact on our ability to attract and retain qualified board members as a result of being a public company; our dependence, as a holding company, on receiving distributions from Direct Digital Holdings, LLC to pay our taxes, expenses and dividends; and other factors and assumptions discussed in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” and other sections of our filings with the SEC that we make from time to time. Should one or more of these risks or uncertainties materialize or should any of these assumptions prove to be incorrect, our actual operating and financial performance may vary in material respects from the performance projected in or implied by these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement contained in this release to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

About Direct Digital Holdings

Direct Digital Holdings (Nasdaq: DRCT) brings state-of-the-art supply- and demand-side advertising platforms together under one umbrella company. The holding group's supply-side platform Colossus SSP offers advertisers of all sizes extensive reach within general market and multicultural media properties. Its operating companies Huddled Masses and Orange142 deliver significant ROI for middle market advertisers by providing data-optimized programmatic solutions at scale for businesses in sectors that range from energy to healthcare and travel to financial services. Direct Digital Holdings' buy-side solutions manages over 200 clients daily, and the sell-side solution serves over 80,000 advertisers generating over 70+ billion impressions per month across display, CTV, in-app, and other media channels.

CONSOLIDATED BALANCE SHEETS

	March 31, 2022	December 31, 2021
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$4,406,800	$4,684,431
Accounts receivable, net	7,754,091	7,871,181
Prepaid expenses and other current assets	875,928	1,225,447
Total current assets	13,036,819	13,781,059

Goodwill	6,519,636	6,519,636
Intangible assets, net (Note 3)	15,103,123	15,591,578
Deferred financing costs, net (Note 2)	66,869	96,152
Operating lease - right-of-use assets	917,877	-
Other long-term assets	56,602	11,508
Total assets	$35,700,926	$35,999,933

LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$5,920,459	$6,710,015
Accrued liabilities	6,087,173	1,044,907
Notes payable, current portion	687,500	550,000
Deferred revenues	431,432	1,348,093
Operating lease liabilities, current portion	209,914	-
Related party payables (Note 7)	-	70,801
Total current liabilities	13,336,478	9,723,816

Notes payable, net of short-term portion and $2,153,821 and $2,091,732, deferred financing cost, respectively	19,021,179	19,358,268
Mandatorily redeemable non-participating preferred units	-	6,455,562
Line of credit	400,000	400,000
Paycheck Protection Program loan	287,143	287,143
Economic Injury Disaster Loan	150,000	150,000
Operating lease liabilities, net of current portion	708,262	-
Total liabilities	33,903,062	36,374,789
COMMITMENTS AND CONTINGENCIES (Note 8)
STOCKHOLDERS’ / MEMBERS' EQUITY (DEFICIT)
Units, 1,000,000 units authorized at December 31, 2021; 34,182 units issued and outstanding as of December 31, 2021	-	4,294,241
Class A common stock, $0.001 par value per share, 160,000,000 shares authorized, 2,800,000 shares issued and outstanding as of March 31, 2022	2,800	-
Class B common stock, $0.001 par value per share, 20,000,000 shares authorized, 11,378,000 shares issued and outstanding as of March 31, 2022	11,378	-
Additional paid-in capital	7,272,856	-
Accumulated deficit	(5,489,170)	(4,669,097)
Total stockholders’ / members' equity (deficit)	1,797,864	(374,856)

Total liabilities and stockholders’ / members' equity	$35,700,926	$35,999,933

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended March 31,
	2022	2021
Revenues
Buy-side advertising	$5,831,041	$4,828,048
Sell-side advertising	5,539,296	865,686
Total revenues	11,370,337	5,693,734

Cost of revenues
Buy-side advertising	2,069,346	1,954,640
Sell-side advertising	4,520,192	741,693
Total cost of revenues	6,589,538	2,696,333

Gross Profit	4,780,799	3,482,420
Operating expenses
Compensation, taxes and benefits	2,555,036	1,773,081
General and administrative	1,640,892	1,250,515
Total operating expenses	4,195,928	3,023,596
Income (loss) from operations	584,871	(26,195)
Other (expense) income	(1,256,494)	(783,098)
Tax expense (benefit)	-	-
Net loss	$(671,623)	$(809,293)

Net loss per share of common stock / common unit:
Basic and diluted	$(0.09)	$(23.68)
Weighted-average number of shares / common units outstanding:
Basic and diluted	7,089,000	34,182

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Three Months Ended March 31,
	2022	2021
Cash Flows Provided By (Used In) Operating Activities:
Net loss	$(671,623)	$(809,293)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization of deferred financing costs	152,287	84,629
Amortization of intangible assets	488,455	488,455
Amortization of right-of-use assets	17,602	-
Forgiveness of Paycheck Protection Program loan	-	(10,000)
Paid-in-kind interest	-	95,344
Loss on redemption of non-participating preferred units	590,689	-
Bad debt expense	(2,425)	-
Changes in operating assets and liabilities:
Accounts receivable	119,515	1,508,681
Prepaid expenses and other current assets	304,423	(84,211)
Accounts payable	(926,581)	(717,036)
Accrued liabilities	62,803	46,148
Deferred revenues	(916,661)	2,966,693
Related party payable	(70,801)	-
Net cash provided by (used in) operating activities	(852,317)	3,569,410

Cash Flows Provided By (Used In) Financing Activities:
Proceeds from issuance of Class A common shares, net of transaction costs	11,329,818	-
Payments on term loan	(137,500)	(77,801)
Payment of deferred financing costs	(185,093)	-
Redemption of non-participating preferred shares	(7,046,251)	-
Redemption of common units	(3,237,838)	-
Distributions to members	(148,450)	(144)
Net cash provided by (used in) financing activities	574,686	(77,945)

Net (decrease) increase in cash and cash equivalents	(277,631)	3,491,465

Cash and cash equivalents, beginning of the period	4,684,431	1,611,998

Cash and cash equivalents, end of the year	$4,406,800	$5,103,463

NON-GAAP FINANCIAL MEASURES

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), including, in particular operating income, net cash provided by operating activities, and net income, we believe that earnings before interest, taxes, depreciation and amortization (“EBITDA”), as adjusted for acquisition transaction costs, forgiveness of Paycheck Protection Program loans, gain from revaluation and settlement of seller notes and earnout liability, loss on early extinguishment of debt, and loss on early redemption of non-participating preferred units, (“Adjusted EBITDA”), a non-GAAP measure, is useful in evaluating our operating performance. The most directly comparable GAAP measure to Adjusted EBITDA is net loss.

In addition to operating income and net income, we use Adjusted EBITDA as a measure of operational efficiency. We believe that this non-GAAP financial measure is useful to investors for period-to-period comparisons of our business and in understanding and evaluating our operating results for the following reasons:

•	Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s operating performance without regard to items such as depreciation and amortization, interest expense, provision for income taxes, and certain one-time items such as acquisition transaction costs and gains from settlements or loan forgiveness that can vary substantially from company to company depending upon their financing, capital structures and the method by which assets were acquired;

•	Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of operating performance and the effectiveness of our business strategies and in communications with our board of directors concerning our financial performance; and

•	Adjusted EBITDA provides consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.

Our use of this non-GAAP financial measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under GAAP. The following table presents a reconciliation of Adjusted EBITDA to net loss for each of the periods presented:

RECONCILIATION OF NON-GAAP FINANCIAL METRICS

(Unaudited)

	For the Three Months Ended March 31,
	2022	2021
Net loss	$(671,676)	$(890,293)
Add back (deduct):
Amortization of intangible assets	488,455	488,455
Interest expense	713,787	811,757
Forgiveness of Paycheck Protection Program loan	-	(10,000)
Loss on early redemption of non-participating
preferred units	590,689	-
Adjusted EBITDA	$1,121,305	$480,919

Contacts:

Investors:

Brett Milotte, ICR

Brett.Milotte@icrinc.com